                                                                    Exhibit 10.4

THIS  WARRANT  AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE OF THIS
WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR ANY STATE  SECURITIES  LAWS.  THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON
EXERCISE  OF  THIS  WARRANT  MAY NOT BE  SOLD,  OFFERED  FOR  SALE,  PLEDGED  OR
HYPOTHECATED  IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION  STATEMENT AS TO THIS
WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF
COUNSEL  REASONABLY   SATISFACTORY  TO  TIDEL   TECHNOLOGIES,   INC.  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

                                 Right to  Purchase  500,000  Shares  of  Common
                                  Stock of Tidel  Technologies,  Inc.(subject to
                                                  adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. __                                             Issue Date:  November 26, 2004

          TIDELTECHNOLOGIES, INC., a corporation organized under the laws of the
State of Delaware,  hereby  certifies  that, for value  received,  LAURUS MASTER
FUND,  LTD., or assigns (the  "HOLDER"),  is entitled,  subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the
Issue  Date of this  Warrant  and at any time or from time to time  before  5:00
p.m., New York time,  November 26, 2011 (the "EXPIRATION  DATE"),  up to 500,000
fully paid and  nonassessable  shares of Common Stock (as hereinafter  defined),
$.01 par value per share, at the applicable Exercise Price per share (as defined below).  The  number  and  character  of such  shares  of  Common  Stock and the applicable  Exercise  Price per share are  subject  to  adjustment  as  provided herein.

          As used  herein the  following  terms,  unless the  context  otherwise requires, have the following respective meanings:

               (a) The term "COMPANY" shall include Tidel Technologies, Inc. and any  corporation  which shall succeed,  or assume the obligations of, Tidel
     Technologies, Inc. hereunder.

               (b) The term "COMMON  STOCK"  includes (i) the  Company's  Common
     Stock,  par value $.01 per share,  and (ii) any other securities into which or for which any of the  securities  described  in (i) may be  converted or exchanged pursuant to a plan of recapitalization,  reorganization,  merger, sale of assets or otherwise.

               (c) The term "OTHER  SECURITIES"  refers to any stock (other than
     Common  Stock) and other  securities of the Company or any other Person (as hereinafter  defined)  which the holder of the Warrant at any time shall be entitled  to  receive,  or shall  have  received,  on the  exercise  of the

     Warrant,  in lieu of or in addition to Common  Stock,  or which at any time shall  be  issuable  or  shall  have  been  issued  in  exchange  for or in replacement  of Common Stock or Other  Securities  pursuant to Section 4 or otherwise.

               (d) The "EXERCISE PRICE" applicable under this Warrant shall be a price of $0.30.

               (e)  The  term  "PERSON"   shall  mean  any   individual,   firm,
     partnership,  corporation,  trust, joint venture, association,  joint stock company,  limited  liability  company,  unincorporated  organization or any other entity or organization, including a government or agency or political subdivision  thereof,  and  shall  include  any  successor  (by  merger  or otherwise) of such entity.

     1.   EXERCISE OF WARRANT.

          1.1 NUMBER OF SHARES  ISSUABLE UPON EXERCISE.  From and after the date hereof through and including the  Expiration  Date, the Holder shall be entitled to receive upon  exercise of this Warrant in whole or in part, by delivery of an original  or fax copy of an  exercise  notice  in the form  attached  hereto  as
Exhibit A (the "EXERCISE  NOTICE")  together with payment as provided in Section
2.2,  shares of Common Stock of the Company,  subject to adjustment  pursuant to
Section 4.

          1.2 FAIR MARKET VALUE. For purposes hereof, the "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (a  "DETERMINATION  DATE") shall mean:

          1.2.1 If the  Company's  Common Stock is traded on the American  Stock
Exchange or another  national  exchange or is quoted on the National or SmallCap
Market of The  Nasdaq  Stock  Market,  Inc.("NASDAQ"),  then the  average of the closing or last sale price,  respectively,  reported for the last five  business days immediately preceding the Determination Date.

          1.2.2 If the  Company's  Common  Stock is not  traded on the  American
Stock  Exchange or another  national  exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or the National Quotation Bureau's Pink Sheets, then the  average of the mean of the  average  of the  closing  bid and asked  prices reported for the last five business days immediately preceding the Determination
Date.

          1.2.3 Except as provided in clause (d) below, if the Company's  Common
Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance  with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons  qualified  by  education  and  training  to pass on the matter to be decided.

          1.2.4  If  the  Determination  Date  is  the  date  of a  liquidation, dissolution or winding up, or any event deemed to be a liquidation,  dissolution or winding up pursuant to the Company's charter,  then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such  liquidation,  dissolution  or  winding  up,  plus all other  amounts to be payable  per share in  respect  of the  Common  Stock in  liquidation  under the charter,  assuming for the purposes of this clause (d) that all of the shares of
Common Stock then issuable upon exercise of the Warrant are  outstanding  at the
Determination Date.

          1.3  TRUSTEE FOR  WARRANT  HOLDERS.  In the event that a bank or trust company  shall have been  appointed  as trustee  for the  holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as  hereinafter  described) and shall accept,  in its own name for the account of the Company or such  successor  Person as may be entitled  thereto,  all  amounts  otherwise  payable  to  the  Company  or  such successor,  as the case may be, on  exercise  of this  Warrant  pursuant to this
Section 1.

     2.   PROCEDURE FOR EXERCISE.

          2.1  DELIVERY OF STOCK  CERTIFICATES,  ETC. ON  EXERCISE.  The Company
agrees that the shares of Common Stock  purchased  upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of  business  on the date on which  this  Warrant  shall  have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable  after the exercise of this  Warrant in full or in part,  and in any event  within  three (3) business  days  thereafter,  the Company at its expense
(including  the payment by it of any  applicable  issue  taxes) will cause to be issued in the name of and  delivered  to the  Holder,  or as such  Holder  (upon payment  by  such  Holder  of any  applicable  transfer  taxes)  may  direct  in compliance with applicable  securities  laws, a certificate or certificates  for the number of duly and validly issued,  fully paid and  nonassessable  shares of
Common  Stock (or Other  Securities)  to which such Holder  shall be entitled on such exercise,  plus, in lieu of any fractional share to which such holder would otherwise be entitled,  cash equal to such fraction  multiplied by the then Fair
Market  Value  of one  full  share,  together  with  any  other  stock  or other securities and property  (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

          2.2  EXERCISE.  Payment may be made either (i) in cash or by certified or  official  bank  check  payable  to the  order  of the  Company  equal to the applicable  aggregate  Exercise Price, (ii) by delivery of the Warrant or shares of Common Stock, (iii) by delivering of Common Stock receivable upon exercise of the Warrant in accordance with the terms hereof,  and subject to the limitations set forth below, or (iv) by a combination of any of the foregoing  methods,  for the number of Common Shares  specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common  Stock  issuable to the Holder per the terms of this  Warrant) and the
Holder  shall  thereupon  be entitled to receive the number of duly  authorized, validly issued,  fully-paid and non-assessable  shares of Common Stock (or Other
Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary,  if at any time after the first anniversary of the date hereof, the Holder  wishes to exercise  this  Warrant,  and the Company does not have an
effective   registration  statement  filed  with  the  Securities  and  Exchange
Commission  covering the resale of the Common Stock and/or Other Securities,  as applicable,  issuable upon exercise of this Warrant,  in lieu of exercising this
Warrant for cash the Holder may elect to receive  shares  equal to the value (as determined  below) of this Warrant (or the portion  thereof being  exercised) by surrender of this Warrant at the principal  office of the Company  together with the properly  endorsed Exercise Notice in which event the Company shall issue to the  Holder a number  of shares of Common  Stock  computed  using the  following formula:

          X=Y (A-B)
              -----
                A

          Where X = the  number of  shares  of Common  Stock to be issued to the
Holder

          Y= the number of shares of Common Stock  purchasable under the Warrant or, if only a portion of the  Warrant  is being  exercised,  the  portion of the
Warrant being exercised (at the date of such calculation)

          A= the Fair Market  Value of one share of the  Company's  Common Stock
(at the date of such calculation)

          2.3 B= Exercise Price (as adjusted to the date of such calculation)

     3.   EFFECT OF REORGANIZATION, ETC.; ADJUSTMENT OF EXERCISE PRICE.

          3.1 REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from  time  to  time,  the  Company  shall  (a)  effect  a  reorganization,  (b)
consolidate  with or  merge  into  any  other  Person,  or (c)  transfer  all or substantially all of its properties or assets to any other Person under any plan or arrangement  contemplating the dissolution of the Company, then, in each such case,  as a condition  to the  consummation  of such a  transaction,  proper and adequate  provision  shall be made by the  Company  whereby  the  Holder of this
Warrant,  on the exercise  hereof as provided in Section 1 at any time after the consummation of such  reorganization,  consolidation  or merger or the effective date of such  dissolution,  as the case may be,  shall  receive,  in lieu of the
Common  Stock (or Other  Securities)  issuable  on such  exercise  prior to such consummation or such effective date, the stock and other securities and property
(including  cash) to which  such  Holder  would  have  been  entitled  upon such consummation or in connection with such dissolution, as the case may be, if such
Holder had so exercised this Warrant,  immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          3.2  DISSOLUTION.  In the  event  of any  dissolution  of the  Company following the transfer of all or substantially  all of its properties or assets, the Company,  concurrently with any distributions  made to holders of its Common
Stock,  shall at its expense  deliver or cause to be delivered to the Holder the stock and other  securities  and property  (including  cash,  where  applicable)
receivable  by the Holder of the  Warrant  pursuant to Section  3.1,  or, if the
Holder shall so instruct the Company,  to a bank or trust  company  specified by the Holder and having its  principal  office in New York,  NY as trustee for the
Holder of the Warrant.

          3.3  CONTINUATION OF TERMS.  Upon any  reorganization,  consolidation, merger or transfer (and any dissolution  following any transfer)  referred to in this  Section 3, this  Warrant  shall  continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property  receivable on the exercise of this Warrant after the  consummation  of
such   reorganization,   consolidation  or  merger  or  the  effective  date  of
dissolution  following  any such  transfer,  as the case  may be,  and  shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer,  the Person acquiring all or substantially all of the properties  or assets of the  Company,  whether  or not such  Person  shall have expressly  assumed  the terms of this  Warrant as  provided in Section 4. In the event  this  Warrant  does not  continue  in full  force  and  effect  after the consummation of the transactions described in this Section 3, then the Company's securities and property  (including  cash, where  applicable)  receivable by the
Holders  of the  Warrant  will be  delivered  to the  Holder or the  Trustee  as contemplated by Section 3.2.

     4.   EXTRAORDINARY  EVENTS  REGARDING  COMMON STOCK.  In the event that the
Company shall (a) issue  additional  shares of the Common Stock as a dividend or other  distribution on outstanding  Common Stock,  (b) subdivide its outstanding shares of Common Stock,  (c) combine its outstanding  shares of the Common Stock into a smaller  number of shares of the Common  Stock or (d) issue any shares of
Common Stock or any securities  convertible  into or exercisable or exchangeable for Common Stock to a Person other than the Holder  (otherwise than (i) pursuant to Subsections (a), (b) or (c) above; or (ii) pursuant to options,  warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to
Holder  in  writing)  for a  consideration  per  share or  having  an  exercise, conversion or exchange price (the "Offer Price") less than the Exercise Price in effect at the time of such  issuance,  then,  in each such event,  the  Exercise
Price shall,  simultaneously  with the  happening of such event,  be adjusted by multiplying the then Exercise Price by a fraction,  the numerator of which shall be the number of shares of Common Stock  outstanding  immediately  prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding  immediately  after such event,  and the  product so obtained  shall thereafter  be the  Exercise  Price then in effect.  The Exercise  Price,  as so adjusted,  shall be  readjusted  in the same  manner upon the  happening  of any successive  event or events described in this Section 4. The number of shares of
Common Stock that the holder of this Warrant shall  thereafter,  on the exercise hereof as provided in Section 1, be entitled to receive  shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise  (but  for the  provisions  of this  Section  4) be  issuable  on such exercise by a fraction of which (a) the  numerator  is the  Exercise  Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b)
the denominator is the Exercise Price in effect on the date of such exercise.

     5.   CERTIFICATE  AS TO  ADJUSTMENTS.  In each  case of any  adjustment  or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the  Warrant,  the Company at its expense  will  promptly  cause its
Chief Financial Officer or other appropriate designee to compute such adjustment or  readjustment  in  accordance  with the terms of the  Warrant  and  prepare a certificate  setting forth such adjustment or readjustment and showing in detail the facts upon which such  adjustment  or  readjustment  is based,  including  a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold,  (b) the number of shares of Common Stock (or Other
Securities) outstanding or deemed to be outstanding,  and (c) the Exercise Price and the number of shares of Common  Stock to be received  upon  exercise of this
Warrant,  in effect  immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will  forthwith mail a copy of each  such  certificate  to the  holder  of the  Warrant  and any
Warrant agent of the Company (appointed pursuant to Section 11 hereof).

     6.   DE  MINIMIS  ADJUSTMENTS.  If  the  amount  of any  adjustment  of the
Exercise Price per share required pursuant to Section 5 would be less than $.01, such amount shall be carried forward and  adjustments  with respect thereto made at the time of and together with any subsequent  adjustment which, together with such amount and any other amount or amounts so carried forward,  shall aggregate a change in the  Exercise  Price of at least  $.01 per share.  All  calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

     7.   RESERVATION  OF STOCK,  ETC.  ISSUABLE ON  EXERCISE  OF  WARRANT.  The
Company will at all times  reserve and keep  available,  solely for issuance and delivery  on the  exercise  of the  Warrant,  shares of  Common  Stock (or Other
Securities) from time to time issuable on the exercise of the Warrant.

     8.   ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities  laws,  this  Warrant,  and  the  rights  evidenced  hereby,  may  be transferred  by any  registered  holder hereof (a  "Transferor")  in whole or in part.  On the  surrender  for exchange of this  Warrant,  with the  Transferor's
endorsement  in  the  form  of  Exhibit  B  attached  hereto  (the   "Transferor
Endorsement  Form") and together with evidence  reasonably  satisfactory  to the
Company  demonstrating  compliance with applicable  securities laws, which shall include,  without limitation, a legal opinion from the Transferor's counsel that such  transfer  is  exempt  from the  registration  requirements  of  applicable securities  laws,  the Company at its expense but with payment by the Transferor of any applicable  transfer  taxes) will issue and deliver to or on the order of the  Transferor  thereof  a new  Warrant  of  like  tenor,  in the  name  of the
Transferor  and/or the  transferee(s)  specified in such Transferor  Endorsement
Form  (each a  "Transferee"),  calling  in the  aggregate  on the  face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     9.   REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss,  theft,  destruction  or  mutilation of this Warrant and, in the case of any such loss,  theft or  destruction  of this  Warrant,  on delivery of an indemnity agreement or security  reasonably  satisfactory in form and amount to the Company or, in the case of any such  mutilation,  on surrender and  cancellation  of this Warrant,  the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10.  REGISTRATION  RIGHTS.  The  Holder of this  Warrant  has been  granted certain  registration  rights by the Company.  These registration rights are set forth  in a  Registration  Rights  Agreement  entered  into by the  Company  and
Purchaser dated as of the date hereof.

     11.  MAXIMUM  EXERCISE.  The Holder shall not be entitled to exercise  this
Warrant on an exercise date, in connection  with that number of shares of Common
Stock  which would be in excess of the sum of (i) the number of shares of Common
Stock  beneficially  owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this
Warrant with respect to which the determination of this proviso is being made on an exercise date,  which would result in beneficial  ownership by the Holder and its affiliates of more than 4.99% of the  outstanding  shares of Common Stock of the Company on such date.  For the  purposes  of the proviso to the  immediately preceding sentence,  beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation

13d-3 thereunder.  Notwithstanding the foregoing,  the restriction  described in this  paragraph  may be revoked upon 75 days prior notice from the Holder to the
Company and is  automatically  null and void upon an Event of Default  under the
Note.

     12.  WARRANT  AGENT.  The Company may, by written notice to the each Holder of the  Warrant,  appoint an agent for the purpose of issuing  Common  Stock (or
Other  Securities)  on the  exercise  of this  Warrant  pursuant  to  Section 1, exchanging  this  Warrant  pursuant  to Section 7, and  replacing  this  Warrant pursuant  to  Section  8,  or any of the  foregoing,  and  thereafter  any  such issuance,  exchange or  replacement,  as the case may be,  shall be made at such office by such agent.

     13.  TRANSFER ON THE COMPANY'S BOOKS.  Until this Warrant is transferred on the books of the Company,  the Company may treat the registered holder hereof as the absolute  owner hereof for all purposes,  notwithstanding  any notice to the contrary.

     14.  NOTICES, ETC. All notices and other communications from the Company to the  Holder  of this  Warrant  shall be  mailed  by first  class  registered  or certified mail,  postage  prepaid,  or sent by nationally  recognized  overnight courier, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address,  then to, and at the address of, the last Holder of this  Warrant who has so furnished an address to the Company.

     15.  MISCELLANEOUS.  This  Warrant  and any  term  hereof  may be  changed, waived,  discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be governed by and  construed in accordance  with the laws of State of New York without regard to principles of conflicts of laws.
Any action brought  concerning  the  transactions  contemplated  by this Warrant shall be brought only in the state  courts of New York or in the federal  courts located in the state of New York; PROVIDED,  however, that the Holder may choose to waive this  provision and bring an action  outside the state of New York. The individuals  executing  this Warrant on behalf of the Company agree to submit to the  jurisdiction  of such courts and waive trial by jury. The prevailing  party shall be entitled to recover from the other party its reasonable attorney's fees and  costs.  In the event  that any  provision  of this  Warrant  is  invalid or unenforceable  under any applicable  statute or rule of law, then such provision shall be deemed  inoperative  to the extent that it may conflict  therewith  and shall be deemed  modified to conform  with such statute or rule of law. Any such provision  which  may prove  invalid  or  unenforceable  under any law shall not affect the validity or  enforceability  of any other  provision of this Warrant.
The headings in this Warrant are for purposes of reference  only,  and shall not
limit  or  otherwise  affect  any  of  the  terms  hereof.   The  invalidity  or

unenforceability  of any provision hereof shall in no way affect the validity or enforceability  of any other  provision.  The  Company  acknowledges  that legal counsel  participated  in  the  preparation  of  this  Warrant  and,  therefore, stipulates  that the rule of  construction  that  ambiguities are to be resolved against the drafting  party shall not be applied in the  interpretation  of this
Warrant to favor any party against the other party.

       [Balance of page intentionally left blank; signature page follows.]

     IN WITNESS  WHEREOF,  the Company has executed  this Warrant as of the date first written above.

                                      TIDEL TECHNOLOGIES, INC.

                                      By:    /s/ Mark K. Levenick
                                         -----------------------------------
                                      Name:  Mark K. Levenick
                                           ---------------------------------
                                      Title: President
                                            --------------------------------

Witness:
/s/ Leonard L. Carr
-----------------------------

                                       10

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO:    Tidel Technologies, Inc.

       2900 Wilcrest Suite 205

       Houston, Texas  77042

       Attention:  Mr. James T. Rash, Jr.

The  undersigned,  pursuant to the provisions set forth in the attached  Warrant
(No.____), hereby irrevocably elects to purchase (check applicable box):

___   ________ shares of the Common Stock covered by such Warrant; or

___   the  maximum  number of shares of Common  Stock  covered  by such  Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The  undersigned  herewith  makes  payment of the full  Exercise  Price for such shares  at  the  price  per  share  provided  for  in  such  Warrant,  which  is
$___________. Such payment takes the form of (check applicable box or boxes):

___   $__________ in lawful money of the United States; and/or

___   the cancellation of such portion of the attached Warrant as is exercisable for a total of _______  shares of Common  Stock  (using a Fair  Market  Value of
$_______ per share for purposes of this calculation); and/or

___   the cancellation of such number of shares of Common Stock as is necessary, in  accordance  with the  formula set forth in Section  2.2,  to  exercise  this
Warrant  with  respect  to  the  maximum   number  of  shares  of  Common  Stock
purchaseable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned  requests that the certificates for such shares be issued in the
name   of,   and   delivered   to   ____________________    whose   address   is
__________________________________________________.

The  undersigned  represents  and  warrants  that all  offers  and  sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of
1933,  as amended  (the  "Securities  Act") or  pursuant  to an  exemption  from registration under the Securities Act.

Dated:___________________                _______________________________________

                                         (Signature  must  conform  to  name  of
                                         holder as  specified on the face of the
                                         Warrant)

                                         _______________________________________
                                         (Address)

                                       11

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

          For  value  received,  the  undersigned  hereby  sells,  assigns,  and transfers  unto the person(s)  named below under the heading  "Transferees"  the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Tidel Technologies, Inc. into which the within Warrant relates  specified  under the  headings  "Percentage  Transferred"  and  "Number
Transferred," respectively,  opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Tidel
Technologies,   Inc.   with  full  power  of   substitution   in  the  premises.

Transferees        Address             Percentage             Number Transferred
                                       Transferred
----------------   -----------------   --------------------   ------------------

Dated:___________________         ______________________________________________

                                  (Signature  must  conform to name of holder as
                                  specified on the face of the Warrant)

Signed in the presence of:

_________________________                _______________________________________

        (Name)                                   (Address)

ACCEPTED AND AGREED:
[TRANSFEREE]

_________________________                _______________________________________

        (Name)                                   (Address)

                                       12